SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 27, 2003

GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Mortgage-Backed

Pass-Through Certificates, Series 2003-1, issued under a Pooling and Servicing Agreement,

dated as of August 1, 2003)

GREENPOINT MORTGAGE SECURITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-83605-01	68-0397342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Wood Hollow Drive, Doorstop 32210, Novato, CA 94945
(Address of Principal Executive Offices)

(800) 462-2700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

GreenPoint Mortgage Securities Inc. (the “Company”) has previously registered the offer and sale of the GreenPoint Mortgage-Backed Pass-Through Certificates, Series 2003-1 (“Series 2003-1 Certificates”).

The following exhibit which relates specifically to the Series 2003-1 Certificates is included with this Current Report:

Item 7(c).	Exhibits

10.1         Monthly Payment Date Statement distributed to  holders of Series 2003-1 Certificates dated October 27, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENPOINT MORTGAGE SECURITIES INC.

By:	/s/ DAVID PETRINI

Name:	David Petrini
Title:	Treasurer (Principal Accounting Officer)

Date: November 6, 2003

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EXHIBIT INDEX

Exhibit Number	Page Number
10.1 Monthly Payment Date Statement distributed to holders of Series 2003-1 Certificates dated October 27, 2003	5

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